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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 2, 1998
                                (Date of Report)
                  Date of earliest event reported: May 30, 1998


                            BRADLEY REAL ESTATE, INC.
             (Exact name of Registrant as specified in its charter)



                                    MARYLAND
                 (State or other jurisdiction of incorporation)

          1-10378                                       04-6034603
(Commission File Number)                    (I.R.S. Employer Identification No.)

40 SKOKIE BOULEVARD, SUITE 600
NORTHBROOK, ILLINOIS                                                  60062-1626
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (847) 272-9800




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ITEM 5.   OTHER EVENTS.

On May 30, 1998, Bradley Real Estate, Inc. ("Bradley") and Mid-America Realty Investments, Inc. ("MDI") entered into an Agreement and Plan of Merger (the "Agreement") whereby MDI will merge with and into Bradley (the "Merger"). Pursuant to the terms of the Agreement, each of the 8.286 million shares outstanding of MDI common stock will be exchanged for 0.42 shares of a newly created series of Bradley preferred stock. The Agreement and the joint press release issued by the parties are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

The new 8.4% Series A Convertible Preferred Stock (the "Preferred Stock") will have a par value of $25.00 and will pay an 8.4 percent annual dividend. The Preferred Stock will be convertible into shares of Bradley common stock at a conversion price of $24.49 per share (representing a 16 percent premium over the 20-day average closing price of Bradley common stock prior to the signing of the Agreement). The Preferred Stock is redeemable for Bradley common stock after five years if the Bradley common stock is trading at or above the conversion price. Bradley intends to list the Preferred Stock on the New York Stock Exchange. The Articles Supplementary establishing and fixing the rights and preferences of the Preferred Stock are attached hereto as Exhibit 4.1 and are incorporated herein by reference.

The Agreement has been unanimously approved by the boards of directors of both Bradley and MDI. The Merger is subject to various closing conditions including the approval of MDI stockholders. It is anticipated that the transaction will close during the third quarter of 1998.


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired:             Not Applicable

(b)      Pro Forma Financial Information:                       Not Applicable

(c)      Exhibits:

         2.1 Agreement and Plan of Merger between Bradley Real Estate, Inc. and Mid-America Realty Investments, Inc., dated as of May 30, 1998

         4.1 Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock for the 8.4% Series A Convertible Preferred Stock of Bradley

         99.1 Joint Press Release of Bradley Real Estate, Inc. and Mid-America Realty Investments, Inc., dated June 1, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 2, 1998                      BRADLEY REAL ESTATE, INC.



                                        By: /s/ Thomas P. D'Arcy
                                            -----------------------------------
                                            Thomas P. D'Arcy
                                            Chairman and
                                            Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit
-------

2.1 Agreement and Plan of Merger between Bradley Real Estate, Inc. and Mid-America Realty Investments, Inc., dated as of May 30, 1998

4.1 Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock for the 8.4% Series A Convertible Preferred Stock of Bradley

99.1 Joint Press Release of Bradley Real Estate, Inc. and Mid-America Realty Investments, Inc., dated June 1, 1998






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